Exhibit 99.1

FOR IMMEDIATE RELEASE

Arconic Shareholders Approve Acquisition by Apollo Funds

PITTSBURGH – July 25, 2023 – Arconic Corporation (NYSE: ARNC) (“Arconic” or the “Company”) announced today that its shareholders have voted at a special meeting of Arconic shareholders (the "Special Meeting") to approve the Company's pending acquisition by funds managed by affiliates of Apollo (NYSE: APO) including a minority investment from funds managed by affiliates of Irenic Capital Management.  Under the terms of the merger agreement, Arconic shareholders will receive $30.00 per share in cash for every share of Arconic common stock they own immediately prior to the effective time of the merger.

At the Special Meeting, approximately 99% of the shares voted were voted in favor of the merger, which represented approximately 76% of the total outstanding shares of Arconic common stock as of June 12, 2023, the record date for the Special Meeting.

Assuming timely satisfaction of necessary closing conditions, the transaction is expected to close in the third quarter of 2023.

The final voting results on the proposals voted on at the Special Meeting will be set forth in a Form 8-K filed by Arconic with the U.S. Securities and Exchange Commission.

About Arconic Corporation
Arconic Corporation (NYSE: ARNC), headquartered in Pittsburgh, Pennsylvania, is a leading provider of aluminum sheet, plate, and extrusions, as well as innovative architectural products, that advance the ground transportation, aerospace, building and construction, industrial and packaging end markets.  For more information: www.arconic.com.

About Apollo
Apollo is a high-growth, global alternative asset manager. In our asset management business, we seek to provide our clients excess return at every point along the risk-reward spectrum from investment grade to private equity with a focus on three investing strategies: yield, hybrid, and equity.  For more than three decades, our investing expertise across our fully integrated platform has served the financial return needs of our clients and provided businesses with innovative capital solutions for growth.  Through Athene, our retirement services business, we specialize in helping clients achieve financial security by providing a suite of retirement savings products and acting as a solutions provider to institutions.  Our patient, creative, and knowledgeable approach to investing aligns our clients, businesses we invest in, our employees, and the communities we impact, to expand opportunity and achieve positive outcomes.  As of March 31, 2023, Apollo had approximately $598 billion of assets under management.  To learn more, please visit www.apollo.com.

About Irenic
Irenic Capital Management was formed in 2021.  The firm invests across the capital structure in unique special situation opportunities.  To learn more, please visit www.irenicmgmt.com.

Dissemination of Company Information
Arconic intends to make future announcements regarding Company developments and financial performance through its website at www.arconic.com.

Investor Contact	Media Contact
Shane Rourke	Tracie Gliozzi
(412) 315-2984	(412) 992-2525
Investor.Relations@arconic.com	Tracie.Gliozzi@arconic.com

Forward-Looking Statements
This release contains statements that relate to future events and expectations and, as such, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.  Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning.  All statements that reflect the Company’s expectations, assumptions, projections, beliefs or opinions about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements, relating to the condition of, or trends or developments in, the ground transportation, aerospace, building and construction, industrial, packaging and other end markets; the Company’s future financial results, operating performance, working capital, cash flows, liquidity and financial position; cost savings and restructuring programs; the Company’s strategies, outlook, business and financial prospects; share repurchases; costs associated with pension and other post-retirement benefit plans; projected sources of cash flow; potential legal liability; the impact of inflationary price pressures; and the potential impact of public health epidemics or pandemics, including the COVID-19 pandemic.  These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances.  Forward-looking statements are not guarantees of future performance, and actual results may differ materially from those indicated by these forward-looking statements due to a variety of risks, uncertainties and changes in circumstances, many of which are beyond the Company’s control.  Such risks and uncertainties include, but are not limited to: (i) continuing uncertainty regarding the impact of the COVID-19 pandemic on our business and the businesses of our customers and suppliers; (ii) deterioration in global economic and financial market conditions generally; (iii) unfavorable changes in the end markets we serve; (iv) the inability to achieve the level of revenue growth, cash generation, cost savings, benefits of our management of legacy liabilities, improvement in profitability and margins, fiscal discipline, or strengthening of competitiveness and operations anticipated or targeted; (v) adverse changes in discount rates or investment returns on pension assets; (vi) competition from new product offerings, disruptive technologies, industry consolidation or other developments; (vii) the loss of significant customers or adverse changes in customers’ business or financial condition; (viii) manufacturing difficulties or other issues that impact product performance, quality or safety or timely delivery; (ix) the impact of pricing volatility in raw materials and inflationary pressures on our costs of production, including energy; (x) a significant downturn in the business or financial condition of a key supplier or other supply chain disruptions; (xi) challenges to or infringements on our intellectual property rights; (xii) the inability to successfully implement or to realize the expected benefits of strategic initiatives or projects; (xiii) the inability to identify or successfully respond to changing trends in our end markets; (xiv) the impact of potential cyber attacks and information technology or data security breaches; (xv) geopolitical, economic, and regulatory risks relating to our global operations, including compliance with U.S. and foreign trade and tax laws and other regulations, potential expropriation of properties located outside the U.S., sanctions, tariffs, embargoes, and renegotiation or nullification of existing agreements; (xvi) the outcome of contingencies, including legal proceedings, government or regulatory investigations, and environmental remediation and compliance matters; (xvii) the impact of the ongoing conflict between Russia and Ukraine on economic conditions in general and on our business and operations, including sanctions, tariffs, and increased energy prices; (xviii) the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the proposed transaction that could reduce anticipated benefits or cause the parties to abandon the proposed transaction; (xix) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction; (xx) the risk that the parties to the merger agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all; (xxi) risks related to disruption of management time from ongoing business operations due to the proposed transaction; (xxii) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock; (xxiii) the risk of any unexpected costs or expenses resulting from the proposed transaction; (xxiv) the risk of any litigation relating to the proposed transaction; (xxv) the risk that the proposed transaction and its announcement could have an adverse effect on the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees, stockholders and other business relationships and on its operating results and business generally; and (xxvi) the other risk factors summarized in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and other documents filed by the Company with the SEC.  The above list of factors is not exhaustive or necessarily in order of importance.  Market projections are subject to the risks discussed above and in this release, and other risks in the market.  The statements in this release are made as of the date set forth above, even if subsequently made available by the Company on its website or otherwise.  The Company disclaims any intention or obligation to update any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.